EXHIBIT 10.36



                 FOURTH AMENDMENT TO REVOLVING CREDIT AGREEMENT
                              AND TO REVOLVING NOTE

         This Fourth Amendment is made as of this 28th day of November, 1995, by and between K-TEL INTERNATIONAL (USA), INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("K-Tel USA"), and DOMINION ENTERTAINMENT, INC., a Minnesota corporation, having its principal place of business in Plymouth, Minnesota ("Dominion"; K-Tel USA and Dominion are sometimes herein collectively referred to as the "Borrowers" and each is sometimes individually referred to as a "Borrower"), and TCF BANK MINNESOTA FSB, a federally chartered stock savings bank (the "Bank").


                                    RECITALS

         A. The Borrowers and the Bank have entered into a Revolving Credit Agreement dated as of July 22, 1994, as amended by a First Amendment to Revolving Credit Agreement dated as of January 30, 1995, by a Second Amendment to Revolving Credit Agreement and to Revolving Note dated as of July 20, 1995 and by a Third Amendment to Revolving Credit Agreement dated as of October 2, 1995 (as amended, the "Credit Agreement"), pursuant to which the Bank, subject to the terms and conditions set forth therein, agreed to make revolving advances to the Borrowers in the aggregate amount of up to $3,500,000.

         B. The Borrowers' joint and several obligation to repay the revolving advances made by the Bank under the Credit Agreement is evidenced by the Borrowers' Revolving Note dated October 2, 1995, payable to the Bank's order in the original principal amount of $3,500,000 (the "Note"), issued in substitution for, and in replacement of, but not in payment of, the Borrowers' revolving note dated January 30, 1995, payable to the Bank's order in the original principal amount of $2,000,000.

         C. The Borrowers have requested that the Bank extend the Commitment Termination Date and the Maturity Date from November 30, 1995 to December 31, 1995.

         D. The Bank is willing to grant the Borrowers' request subject to the terms and conditions hereinafter set forth.

         NOW, THEREFORE, the parties hereto agree as follows:

         1. Definitions. All capitalized terms used in this Fourth Amendment, unless specifically defined herein, shall have the meanings given to such terms in the Credit Agreement.

         2. Amendment of Existing Definitions. The definitions of "Commitment Termination Date" and "Maturity Date" in Section 1.1 of the Credit Agreement are each hereby amended by deleting the date "November 30, 1995" as it appears therein and by substituting therefor the date "December 31, 1995".

         3. Note. The Note is hereby amended by deleting the date "November 30, 1995" as it appears in the first paragraph thereof and by substituting therefor the date "December 31, 1995".

         4. Conditions Precedent. The effectiveness of this Fourth Amendment shall be subject to the condition precedent that the Bank shall have received each of the following in form and substance acceptable to the Bank:

         (a)      Acknowledgment and Agreement of Guarantors attached below.

         (b)      Such other items as the Bank may require.

         5. References. From and after the date of this Fourth Amendment: (i) all references in the Loan Documents to "the Note" shall be deemed to refer to the Note as amended by this Fourth Amendment; and (ii) all references in the Credit Agreement to "this Agreement" shall be deemed to refer to the Credit Agreement as amended by this Fourth Amendment.

         6. No Other Changes. Except as explicitly amended by this Fourth Amendment, all of the original terms and conditions of the Credit Agreement shall remain in full force and effect.

         7. No Waiver. The execution of this Fourth Amendment and acceptance of any documents related thereto shall not be deemed to be a waiver of any Default or Event of Default under the Credit Agreement or any other Loan Document, whether or not known to the Bank and whether or not such Default or Event of Default exists on the date of this Fourth Amendment.

         8. Release. The Borrowers, and K-Tel International, Inc. and K-Tel, Inc. by signing the Acknowledgement and Agreement of Guarantors set forth below, each hereby absolutely and unconditionally releases and forever discharges the Bank, and any and all participants, parent corporations, subsidiary corporations, affiliated corporations, insurers, indemnitors, successors and assigns thereof, together with all of the present and former directors, officers, agents and employees of any of the foregoing, from any and all claims, demands or causes of action of any kind, nature or description, whether arising in law or equity or upon contract or tort or under any state or federal law or otherwise, which the Borrower or any Guarantor has had, now has or has made claim to have against any such person for or by reason of any act, omission, matter, cause or thing whatsoever arising from the beginning of time to and including the date of this Fourth Amendment, whether such claims, demands and causes of action are matured or unmatured or known or unknown.

         9. Expenses. The Borrowers hereby reaffirm their agreement under
Section 8.5 of the Credit Agreement. Without limiting the generality of the foregoing, the Borrowers specifically agree to pay all fees and disbursements of counsel to the Bank for the services performed by such counsel in connection with the preparation of this Fourth Amendment and the documents and instruments incidental thereto.

         10. Counterparts. This Fourth Amendment and the Acknowledgment and Agreement of Guarantors may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed an original and all of which counterparts, taken together, shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Fourth Amendment to be duly executed as of the date first above written.


                                      K-TEL INTERNATIONAL (USA), INC.


                                      By /s/ Mark Dixon
                                        Its Vice President


                                      DOMINION ENTERTAINMENT, INC.


                                      By /s/ Mark Dixon
                                        Its Vice President


                                      TCF BANK MINNESOTA FSB


                                      By /s/ Richard D. Larson
                                        Its Vice President

                                      And

                                      By /s/ Ione M. Niebur
                                        Its Commerical Banking Officer


EX1036.DOC

                   ACKNOWLEDGMENT AND AGREEMENT OF GUARANTORS


         The undersigned, K-Tel International, Inc., and K-Tel, Inc., each a guarantor of the indebtedness of K-Tel International (USA), Inc. and Dominion Entertainment, Inc. (together, the "Borrowers") to the Bank pursuant to their Guaranties dated as of July 22, 1994 and January 30, 1995, respectively, (the "Guaranties"), each hereby (i) acknowledges receipt of the foregoing Fourth Amendment; (ii) consents to the terms (including without limitation the release set forth in paragraph 8 of the foregoing Fourth Amendment) and execution thereof; (iii) reaffirms its obligations to the Bank pursuant to the terms of its Guaranty; and (iv) acknowledges and agrees that the Bank may amend, restate, extend, renew or otherwise modify the Credit Agreement and any indebtedness or agreement of the Borrowers, or enter into any agreement or extend additional or other credit accommodations, without notifying or obtaining the consent of the undersigned and without impairing the liability of the undersigned under its Guaranty for all of the present and future indebtedness of the Borrowers to the Bank.


                                        K-TEL INTERNATIONAL, INC.


                                      By /s/ Mark Dixon
                                        Its Vice President


                                        K-TEL, INC.


                                      By /s/ Mark Dixon
                                        Its Vice President

EX1036.DOC